                                                                   EXHIBIT 99.35

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                    SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                              AGGREGATE ORIGINAL PRINCIPAL % OF AGGREGATE PRINCIPAL BALANCE
RANGE ($)                    NUMBER OF LOANS           BALANCE                    AS OF CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00             70              $    3,195,570.00                      0.23
50,000.01 - 75,000.00            305              $   19,488,228.00                      1.41
75,000.01 - 100,000.00           404              $   35,781,664.00                      2.60
100,000.01 - 125,000.00          568              $   64,364,754.00                      4.67
125,000.01 - 150,000.00          596              $   82,560,191.00                      5.99
150,000.01 - 175,000.00          495              $   80,502,522.00                      5.84
175,000.01 - 200,000.00          550              $  103,167,881.00                      7.48
200,000.01 - 225,000.00          442              $   94,267,080.00                      6.84
225,000.01 - 250,000.00          379              $   90,247,591.00                      6.55
275,000.01 - 300,000.00          699              $  192,276,661.00                     13.95
300,000.01 - 333,700.00          342              $  108,626,740.00                      7.88
333,700.01 - 350,000.00          163              $   55,752,407.00                      4.04
350,000.01 - 600,000.00          914              $  397,752,701.00                     28.85
600,000.01 - 1,000,000.00         74              $   50,824,783.00                      3.69
-------------------------------------------------------------------------------------------------------------
TOTAL:                         6,001               $1,378,808,773.00                   100.00

                             AVG CURRENT
RANGE ($)                      BALANCE    WA GROSS CPN WA COMBLTV GWAC WA FICO
------------------------------------------------------------------------------
25,000.01 - 50,000.00        $  45,467.53     8.232       79.17        603
50,000.01 - 75,000.00        $  63,597.38     7.737       80.49        611
75,000.01 - 100,000.00       $  88,169.24     7.280       81.21        624
100,000.01 - 125,000.00      $ 112,797.60     7.049       81.23        623
125,000.01 - 150,000.00      $ 137,878.45     6.959       80.86        627
150,000.01 - 175,000.00      $ 161,866.76     6.862       81.19        629
175,000.01 - 200,000.00      $ 186,728.91     6.737       79.76        632
200,000.01 - 225,000.00      $ 212,362.35     6.701       81.32        640
225,000.01 - 250,000.00      $ 237,092.63     6.595       80.47        634
275,000.01 - 300,000.00      $ 273,510.94     6.578       81.36        641
300,000.01 - 333,700.00      $ 316,430.48     6.476       82.15        649
333,700.01 - 350,000.00      $ 340,187.39     6.578       82.31        653
350,000.01 - 600,000.00      $ 432,844.39     6.473       81.82        649
600,000.01 - 1,000,000.00    $ 684,865.80     6.277       78.65        666
-----------------------------------------------------------------------------
TOTAL:                       $ 228,652.87     6.650       81.25        641

PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                AGGREGATE
                             PRINCIPAL BALANCE     % OF AGGREGATE
                NUMBER OF         AS OF           PRINCIPAL BALANCE        AVG CURRENT
RANGE ($)        LOANS         CUT-OFF DATE       AS OF CUT-OFF DATE         BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------------
0-24,999.01           3      $        7,788.91         0.00                $  2,596.30      6.603         79.69           662
25,000.01 -          71      $    3,229,902.27         0.24                $ 45,491.58      8.214         79.18           604
50,000.00
50,000.01 -         306      $   19,499,365.98         1.42                $ 63,723.42      7.728         80.39           611
75,000.00
75,000.01 -         408      $   36,069,476.10         2.63                $ 88,405.58      7.279         81.06           623
100,000.00
100,000.01 -        566      $   63,969,669.33         4.66                $113,020.62      7.046         81.39           623
125,000.00
125,000.01 -        599      $   82,719,491.99         6.03                $138,095.98      6.958         80.83           626
150,000.00
150,000.01 -        505      $   82,049,287.57         5.98                $162,473.84      6.857         81.21           630
175,000.00
175,000.01 -        539      $  100,930,305.59         7.36                $187,254.74      6.737         79.69           632
200,000.00
200,000.01 -        441      $   93,787,940.67         6.84                $212,671.07      6.704         81.35           641
225,000.00
225,000.01 -        385      $   91,481,100.03         6.67                $237,613.25      6.606         80.53           633
250,000.00
275,000.01 -        694      $  190,489,166.78        13.88                $274,480.07      6.568         81.27           641
300,000.00
300,000.01 -        344      $  109,088,104.69         7.95                $317,116.58      6.482         82.16           650
333,700.00
333,700.01 -        162      $   55,320,135.35         4.03                $341,482.32      6.596         82.66           648
350,000.00
350,000.01 -        904      $  392,824,069.75        28.63                $434,539.90      6.471         81.80           650
600,000.00
600,000.01 -         74      $   50,680,069.43         3.69                $684,865.80      6.277         78.65           666
1,000,000.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:            6,001      $1,372,145,874.44       100.00                $228,652.87      6.650         81.25           641

CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
MORTGAGE RATES   NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
     (%)           LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
4.999 AND LESS       64       $   19,152,831.90         1.40          $299,263.00      4.869       76.23            709
5.000 - 5.499       212       $   63,126,452.54         4.60          $297,766.29      5.279       78.61            691
5.500 - 5.999     1,068       $  287,888,839.16        20.98          $269,558.84      5.791       79.42            665
6.000 - 6.499       958       $  237,521,426.08        17.31          $247,934.68      6.246       80.56            651
6.500 - 6.999     1,581       $  377,315,220.87        27.50          $238,656.05      6.746       81.75            639
7.000 - 7.499       715       $  146,442,223.04        10.67          $204,814.30      7.221       82.54            624
7.500 - 7.999       758       $  142,999,247.49        10.42          $188,653.36      7.736       83.76            607
8.000 - 8.499       269       $   45,897,771.53         3.34          $170,623.69      8.234       82.76            596
8.500 - 8.999       263       $   38,799,827.43         2.83          $147,527.86      8.704       84.38            578
9.000 - 9.499        62       $    7,615,388.97         0.55          $122,828.85      9.224       83.80            557
9.500 - 9.999        43       $    4,634,619.72         0.34          $107,781.85      9.707       81.82            547
10.000 - 10.499       7       $      638,306.01         0.05          $ 91,186.57     10.149       77.55            533
10.500 - 10.999       1       $      113,719.70         0.01          $113,719.70     10.500       95.00            527
--------------------------------------------------------------------------------------------------------------------------
TOTAL:            6,001       $1,372,145,874.44        100.00         $228,652.87      6.650       81.25            641

ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
ORIGINAL TERM    NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
    (MOS)          LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
 241 - 360        6,001       $1,372,145,874.44        100.00         $228,652.87      6.650       81.25             641
--------------------------------------------------------------------------------------------------------------------------
TOTAL:            6,001       $1,372,145,874.44        100.00         $228,652.87      6.650       81.25             641

STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
REMAINING TERM   NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
    (MOS)          LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
 301 - 360         6,001      $1,372,145,874.44        100.00         $228,652.87     6.650          81.25           641
--------------------------------------------------------------------------------------------------------------------------
TOTAL:             6,001      $1,372,145,874.44        100.00         $228,652.87     6.650          81.25           641

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
MORTGAGE         NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
INSURANCE          LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
YES                    0      $            0.00
NO                 6,001      $1,372,145,874.44       100.00          $228,652.87     6.650        81.25             641
--------------------------------------------------------------------------------------------------------------------------
TOTAL:             6,001      $1,372,145,874.44       100.00          $228,652.87     6.650        81.25             641

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
                 NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
LIEN               LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
1                  6,001      $1,372,145,874.44        100.00         $228,652.87     6.650        81.25             641
2
--------------------------------------------------------------------------------------------------------------------------
TOTAL:             6,001      $1,372,145,874.44        100.00         $228,652.87     6.650        81.25             641

                                  AGGREGATE
                              PRINCIPAL BALANCE   % OF AGGREGATE
 SEASONING       NUMBER OF         AS OF         PRINCIPAL BALANCE    AVG CURRENT
   (MOS)           LOANS         CUT-OFF DATE    AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV GWAC   WA FICO
--------------------------------------------------------------------------------------------------------------------------
4                    16       $    3,735,650.65        0.27           $233,478.17     6.545        82.14            644
5                 2,943       $  689,833,652.48       50.27           $234,398.12     6.683        81.24            643
6                 2,629       $  589,004,716.58       42.93           $224,041.35     6.601        81.19            640
7                   360       $   79,965,335.88        5.83           $222,125.93     6.696        81.77            635
8                    37       $    6,852,181.17        0.50           $185,194.09     6.810        79.43            619
9                    10       $    1,635,262.72        0.12           $163,526.27     7.247        80.30            642
10                    3       $      308,238.09        0.02           $102,746.03     8.183        77.96            575
11                    1       $      257,964.07        0.02           $257,964.07     8.125        80.00            587
12                    1       $      418,372.91        0.03           $418,372.91     6.750        90.00            570
13                    1       $      134,499.89        0.01           $134,499.89     7.130        80.00            532
--------------------------------------------------------------------------------------------------------------------------
TOTAL:            6,001       $1,372,145,874.44      100.00           $228,652.87     6.650        81.25            641

COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                 AGGREGATE PRINCIPAL    % OF AGGREGATE
                                    BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT
COMBINED LTVS   NUMBER OF LOANS     CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV  GWAC   WA FICO
--------------  ---------------  -------------------  ------------------  ------------  ------------  ----------  ----  ---------
  0.01 - 25.00         4        $       333,177.00           0.02        $  83,294.25      7.498        22.21             579
 25.01 - 30.00         3        $       287,131.96           0.02        $  95,710.65      6.874        27.01             595
 30.01 - 35.00        10        $     2,034,073.58           0.15        $ 203,407.36      6.120        33.36             611
 35.01 - 40.00        16        $     3,084,911.95           0.22        $ 192,807.00      6.270        38.40             635
 40.01 - 45.00        11        $     2,285,522.01           0.17        $ 207,774.73      6.496        43.82             605
 45.01 - 50.00        33        $     6,873,140.69           0.50        $ 208,276.99      6.510        48.30             605
 50.01 - 55.00        34        $     5,439,881.04           0.40        $ 159,996.50      6.541        53.33             603
 55.01 - 60.00        55        $    11,471,224.67           0.84        $ 208,567.72      6.516        58.48             600
 60.01 - 65.00       106        $    22,332,322.88           1.63        $ 210,682.29      6.707        63.25             594
 65.01 - 70.00       206        $    48,629,478.33           3.54        $ 236,065.43      6.665        68.67             607
 70.01 - 75.00       383        $    93,353,106.37           6.80        $ 243,741.79      6.642        73.88             614
 75.01 - 80.00     3,233        $   739,687,168.70          53.91        $ 228,792.81      6.439        79.84             657
 80.01 - 85.00       537        $   121,180,397.30           8.83        $ 225,661.82      6.999        84.37             610
 85.01 - 90.00       788        $   186,492,831.48          13.59        $ 236,666.03      6.881        89.64             630
 90.01 - 95.00       511        $   117,373,804.43           8.55        $ 229,694.33      7.216        94.71             637
95.01 - 100.00        71        $    11,287,702.05           0.82        $ 158,981.72      7.404        99.69             674
                   -----        ------------------         ------        ------------      -----        -----             ---
TOTAL:             6,001        $ 1,372,145,874.44         100.00        $ 228,652.87      6.650        81.25             641

OWNER OCCUPANCY OF MORTGAGE LOANS

                                  AGGREGATE PRINCIPAL    % OF AGGREGATE
                                    BALANCE AS OF      PRINCIPAL BALANCE   AVG CURRENT
OWNER OCCUPANCY  NUMBER OF LOANS     CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
---------------  --------------   -------------------  ------------------  ------------  ------------  ----------  ----  --------
OWNER               5,579         $ 1,293,236,406.84         94.25         $ 231,804.34     6.632         81.19            639
INVESTMENT            300         $    52,804,526.14          3.85         $ 176,015.09     7.088         82.10            669
SECOND HOME           122         $    26,104,941.46          1.90         $ 213,974.93     6.639         82.33            676
                    -----         ------------------        ------         ------------     -----         -----            ---
TOTAL:              6,001         $ 1,372,145,874.44        100.00         $ 228,652.87     6.650         81.25            641

PROPERTY TYPE OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
PROPERTY TYPES           LOANS      CUT-OFF DATE            DATE            BALANCE    WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------------  ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
SIN GLE FAMILY DETACHED   4,293  $   960,472,504.30         70.00        $ 223,729.91      6.652        81.27            637
DEMINIMUS PU D              613  $   152,195,687.37         11.09        $ 248,280.08      6.645        81.52            644
COND O                      570  $   128,936,591.71          9.40        $ 226,204.55      6.499        81.37            651
2-4 FAMILY                  300  $    86,078,074.63          6.27        $ 286,926.92      6.838        80.16            661
PUD                         193  $    40,165,687.06          2.93        $ 208,112.37      6.675        81.90            643
MANUFACTURED HOUSIN G        31  $     4,203,353.95          0.31        $ 135,592.06      6.851        77.79            606
TOWNHOUS E                    1  $        93,975.42          0.01        $  93,975.42      7.125        80.00            603
                          -----  ------------------        ------        ------------      -----        -----            ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87      6.650        81.25            641

LOAN PURPOSE OF MORTGAGE LOANS

                                                       %OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
LOAN PURPOSE             LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC WA FICO
---------------------    ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
PURCHASE                  3,017  $   697,242,455.37         50.81        $ 231,104.56      6.553        81.72            663
REFINANCE - CASHOUT       2,146  $   484,984,145.59         35.34        $ 225,994.48      6.759        80.51            618
REFINANCE - RATE TERM       838  $   189,919,273.48         13.84        $ 226,633.98      6.730        81.37            619
                          -----  ------------------        ------        ------------      -----        -----            ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87      6.650        81.25            641

DOCUMENT TYPE OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
DOCUMENT TYPE            LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
------------------       ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
FULL                      3,280  $   695,669,781.35         50.70        $ 212,094.45      6.587        82.29            630
STREAMLINED               1,115  $   266,225,535.80         19.40        $ 238,767.30      6.782        80.62            677
STATED                      797  $   193,997,126.70         14.14        $ 243,409.19      6.816        76.92            633
LIMITED                     441  $   121,239,441.85          8.84        $ 274,919.37      6.475        82.32            639
LITE                        179  $    47,514,407.19          3.46        $ 265,443.62      6.578        81.75            640
FULL/ALT                    188  $    47,289,402.69          3.45        $ 251,539.38      6.681        83.81            632
NO INCOME/NO ASSET            1  $       210,178.86          0.02        $ 210,178.86      7.250        89.96            707
                          -----  ------------------        ------        ------------      -----        -----            ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87      6.650        81.25            641

PRODUCT TYPE OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
PRODUCT TYPE             LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
----------------         ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
2/28                      4,378  $   920,793,268.06         67.11        $ 210,322.81      6.875        81.27            630
2/28 60 MONTH IO            905  $   274,696,003.12         20.02        $ 303,531.50      6.073        81.86            669
3/27                        325  $    68,750,633.41          5.01        $ 211,540.41      6.657        80.85            636
5/25                        239  $    59,871,042.46          4.36        $ 250,506.45      6.308        79.14            659
5/25 60 MONTH IO            145  $    45,893,326.22          3.34        $ 316,505.70      6.001        80.18            671
6 MONTH LIBOR                 9  $     2,141,601.17          0.16        $ 237,955.69      7.102        85.27            654
                          -----  ------------------        ------        ------------      -----        -----            ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87      6.650        81.25            641

GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
STATE                    LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
----------               ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
CALIFORNIA                2,770  $   810,521,026.07         59.07        $ 292,606.87     6.424         80.34            647
NEW YORK                    190  $    56,053,587.65          4.09        $ 295,018.88     6.763         82.48            636
FLORIDA                     347  $    54,656,997.76          3.98        $ 157,512.96     7.112         83.22            629
OTHER                     2,694  $   450,914,262.96         32.86        $ 167,377.23     6.987         82.49            631
                          -----  ------------------        ------        ------------     -----         -----            ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87     6.650         81.25            641

PREPAY PENALTY FOR MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
PREPAY PENALITY          LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
------------------       ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
HAS PREPAY PENALTY        4,677  $ 1,087,014,237.08         79.22        $ 232,416.98     6.560        80.95             642
NONE                      1,324  $   285,131,637.36         20.78        $ 215,356.22     6.993        82.37             636
                          -----  ------------------        ------        ------------     -----        -----             ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87     6.650        81.25             641

PREPAY TERM FOR MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
PREPAY TERM              LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------------        ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
6                             1  $       422,826.75          0.03        $ 422,826.75     6.875        74.56             609
12                          171  $    47,394,140.81          3.45        $ 277,158.72     6.796        80.51             638
24                        3,927  $   899,344,938.92         65.54        $ 229,015.77     6.578        81.17             640
36                          578  $   139,852,330.60         10.19        $ 241,959.05     6.363        79.69             654
NO PREPAY PENALTY         1,324  $   285,131,637.36         20.78        $ 215,356.22     6.993        82.37             636
                           ----  ------------------        ------        ------------     -----        -----             ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87     6.650        81.25             641

FICO SCORES OF MORTGAGE LOANS

                                                       % OF AGGREGATE
                         NUMBER  AGGREGATE PRINCIPAL  PRINCIPAL BALANCE
                           OF       BALANCE AS OF       AS OF CUT-OFF    AVG CURRENT
FICO SCORES              LOANS      CUT-OFF DATE            DATE           BALANCE     WA GROSS CPN  WA COMBLTV  GWAC  WA FICO
-----------              ------  -------------------  -----------------  ------------  ------------  ----------  ----  -------
500 TO 519                  156  $    28,241,071.17          2.06        $ 181,032.51     7.929        75.25             511
520 TO 539                  236  $    42,834,730.09          3.12        $ 181,503.09     7.711        77.22             530
540 TO 559                  319  $    59,273,408.25          4.32        $ 185,810.06     7.488        80.19             552
560 TO 579                  387  $    76,235,178.71          5.56        $ 196,990.13     7.314        81.68             570
580 TO 599                  556  $   110,900,039.28          8.08        $ 199,460.50     6.963        81.75             589
600 TO 619                  717  $   154,615,718.44         11.27        $ 215,642.56     6.712        81.58             610
620 TO 639                  818  $   192,627,550.21         14.04        $ 235,486.00     6.577        81.23             630
640 TO 659                  864  $   216,108,522.94         15.75        $ 250,125.61     6.480        81.49             649
660 TO 679                  646  $   162,822,475.48         11.87        $ 252,047.18     6.418        82.21             669
680 TO 699                  436  $   111,061,814.04          8.09        $ 254,728.93     6.337        82.12             689
700 TO 719                  351  $    87,557,298.20          6.38        $ 249,450.99     6.290        80.88             708
720 TO 739                  209  $    52,295,090.38          3.81        $ 250,215.74     6.113        80.85             729
740 TO 759                  159  $    42,241,792.16          3.08        $ 265,671.65     6.084        81.15             749
760 TO 779                   96  $    22,604,974.64          1.65        $ 235,468.49     6.103        81.79             768
780 TO 799                   48  $    11,574,527.27          0.84        $ 241,135.98     6.176        81.30             787
800 TO 819                    3  $     1,151,683.18          0.08        $ 383,894.39     5.330        83.24             802
                          -----  ------------------        ------        ------------     -----        -----             ---
TOTAL:                    6,001  $ 1,372,145,874.44        100.00        $ 228,652.87     6.650        81.25             641